UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Corporate Bond Fund

Semiannual Report 1/31/2018 Oppenheimer Corporate Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	0.59%	-4.19%	-0.35%
1-Year	4.78	-0.20	2.15
5-Year	3.26	2.26	2.01
Since Inception (8/2/10)	5.02	4.34	2.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

Markets continued their general risk-on mode in 2017 and into January 2018. The U.S. economy outperformed expectations in the second half of 2017, with gross domestic product (GDP) growth exceeding the 2% trend growth rate witnessed so far during the expansion. At period end, business and consumer confidence are at cyclical highs and the recent tax cut should lead to marginal additional spending in the coming years, which can help to sustain the current momentum. With the economy’s continued expansion, the Federal Reserve (“Fed”) is increasingly sensitive to its dual mandate of full employment and price stability. While inflation has surprised to the downside for a number of months recently, the Fed believes this to be temporary and continues down its prescribed course of gradual tightening. The Fed began normalizing its balance sheet by discontinuing its interest reinvestment program and raised rates in December for the third time in 2017. The Fed met during the latter part of January and while no material change to the Fed’s current path was signaled, the meeting was notable in that it was Janet Yellen’s last as Chairwoman and Jerome Powell was unanimously approved by the Federal Open Market Committee (FOMC) to serve as her successor. We do not expect any meaningful changes to Fed policy despite the change in leadership. Mr. Powell is expected to guide the Fed down the prescribed course established by Ms. Yellen of gradual interest rate hikes and balance sheet normalization.

For most of the reporting period, U.S. Treasury yields remained around the levels that have prevailed over the past couple of years. However, to close the period in January 2018, the 10-year U.S. Treasury rate rose to 2.71%, the highest level since April 2014. On the shorter-end of the curve, the 2-year U.S. Treasury rate exceeded 2% for the first time since the fall of 2008. Investment grade corporate bonds spreads narrowed and reached their tightest level since 2007.

As alluded to above, market performance was positive for most risk assets during the six-month reporting period. The S&P 500 Index increased 15.43% and the MSCI All Country World Index rose 14.29%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) returned -2.89%. Credit outperformed U.S. Treasuries for the year, with the Bloomberg Barclays U.S. Credit Index rising 0.72%.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 0.59%. On a relative basis, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned -0.35%. The Fund has an

3 OPPENHEIMER CORPORATE BOND FUND

overweight position in corporate bonds versus the Index, which resulted in outperformance this period.

Top contributors to the Fund’s relative performance included security selection within banking, consumer cyclical and energy. Also contributing was the Fund’s overweight allocation to high yield credit, and its underweight to non-corporate agency bonds, which underperformed corporate credit during the period. The primary detractors from relative performance included security selection within the basic industry and technology sectors.

STRATEGY & OUTLOOK

We believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption at some point in the future. Likewise, we think the Fed is likely to hike rates at least two-to-three times in 2018 and we have been encouraged that the market has mostly taken balance sheet normalization in stride.

Demand for credit-related securities continues to be very strong. While corporate fundamentals appear stable, we do believe we currently reside in the later stages of the credit cycle and that credit spreads do appear tight. As a result, we remain modestly overweight in investment grade corporate credit, with the Fund also including exposure to select BB-rated corporates, which typically demonstrate high Sharpe ratios.

Krishna Memani Portfolio Manager

4 OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	6.6
Capital Markets	6.0
Electric Utilities	4.8
Diversified Telecommunication Services	4.3
Food Products	3.2
Chemicals	3.1
Insurance	2.9
Beverages	2.7
Automobiles	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	94.2%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	1.7
Oppenheimer Limited-Term Bond Fund	4.0
Mortgage-Backed Obligations Non-Agency	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018, and are based on the total market value of investments.

5 OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	0.59%	4.78%	3.26%	5.02%
Class C (OFICX)	8/2/10	0.30	4.09	2.50	4.20
Class I (OFIIX)	11/28/12	0.81	5.22	3.72	3.68
Class R (OFINX)	8/2/10	0.47	4.62	3.01	4.73
Class Y (OFIYX)	8/2/10	0.81	5.14	3.52	5.25

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-4.19%	-0.20%	2.26%	4.34%
Class C (OFICX)	8/2/10	-0.69	3.09	2.50	4.20
Class I (OFIIX)	11/28/12	0.81	5.22	3.72	3.68
Class R (OFINX)	8/2/10	0.47	4.62	3.01	4.73
Class Y (OFIYX)	8/2/10	0.81	5.14	3.52	5.25

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18

Class A	2.48%
Class C	1.85
Class I	3.00
Class R	2.36
Class Y	2.86

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18

Class A	2.46%
Class C	1.83
Class I	2.99
Class R	2.34
Class Y	2.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

6 OPPENHEIMER CORPORATE BOND FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 1,005.90	$ 4.87
Class C	1,000.00	1,003.00	8.67
Class I	1,000.00	1,008.10	2.69
Class R	1,000.00	1,004.70	6.08
Class Y	1,000.00	1,008.10	3.60

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.37	4.90
Class C	1,000.00	1,016.59	8.73
Class I	1,000.00	1,022.53	2.71
Class R	1,000.00	1,019.16	6.13
Class Y	1,000.00	1,021.63	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.96%
Class C	1.71
Class I	0.53
Class R	1.20
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

	Principal Amount	Value
Mortgage-Backed Obligations—0.1%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	$36,478	$34,970
WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 3.36%, 12/25/35[1]	65,768	65,402
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-
AR2, Cl. 2A3, 3.651%, 3/25/36[1]	50,883	51,439
Total Mortgage-Backed Obligations (Cost $140,774)		151,811

Corporate Bonds and Notes—92.8%
Consumer Discretionary—13.0%
Auto Components—0.9%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	883,000	877,504
Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,043,748
		1,921,252

Automobiles—2.5%
Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	424,928
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	672,000	999,766
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,020,000	1,014,810
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	477,338
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	428,000	423,039
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	644,000	685,698
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[2]	475,000	465,932
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[2]	510,000	508,350
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	496,000	512,740
		5,512,601

Diversified Consumer Services—0.5%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	1,084,000	1,077,225

Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[2]	1,054,000	1,089,573

Household Durables—1.6%
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	764,000	745,303
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	337,430
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	829,000	869,090
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	753,000	784,965
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	639,117
4.875% Sr. Unsec. Nts., 3/15/27	175,000	182,438
		3,558,343

Internet & Catalog Retail—1.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	540,000	638,759

10 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Internet & Catalog Retail (Continued)
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	$1,940,000	$1,960,082
		2,598,841

Media—2.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	741,000	846,375
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	745,000	772,087
Comcast Corp.:
2.35% Sr. Unsec. Nts., 1/15/27	849,000	778,021
4.049% Sr. Unsec. Nts., 11/1/52	200,000	199,945
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	534,000	551,982
Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	142,213
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	388,097
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	1,148,000	1,172,395
		4,851,115

Multiline Retail—0.4%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	862,000	900,790

Specialty Retail—2.3%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,221
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	857,004
Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	850,000	801,837
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	1,071,000	1,133,761
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	694,949
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	455,000	455,091
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,022,000	997,387
		5,017,250

Textiles, Apparel & Luxury Goods—0.9%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	1,055,000	1,070,403
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	882,000	917,280
		1,987,683

Consumer Staples—7.5%
Beverages—2.7%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,221,908
4.90% Sr. Unsec. Nts., 2/1/46	663,000	749,029
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	874,825
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	423,491

11 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	$169,000	$166,338
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,166,523
4.20% Sr. Unsec. Nts., 7/15/46	140,000	140,525
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	1,100,000	1,150,540
		5,893,179

Food & Staples Retailing—0.8%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	102,793
4.45% Sr. Unsec. Nts., 2/1/47	410,000	411,354
6.80% Sr. Unsec. Nts., 12/15/18	290,000	301,225
Wal-Mart Stores, Inc., 3.625% Sr. Unsec. Nts., 12/15/47	925,000	950,950
		1,766,322

Food Products—3.2%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	625,000	631,772
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	768,358
8.50% Sr. Unsec. Nts., 6/15/19	893,000	962,559
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	820,000	830,914
4.375% Sr. Unsec. Nts., 6/1/46	375,000	365,167
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[2]	1,104,000	1,128,840
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[2]	510,000	502,497
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[2]	471,000	467,809
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[2]	583,000	607,049
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	713,000	711,657
		6,976,622

Tobacco—0.8%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	674,912
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[2]	485,000	475,411
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	558,000	682,198
		1,832,521

Energy—7.1%
Energy Equipment & Services—0.5%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	423,000	486,614
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	640,000	673,197
		1,159,811

Oil, Gas & Consumable Fuels—6.6%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	227,947
6.20% Sr. Unsec. Nts., 3/15/40	379,000	465,580
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	915,000	995,833

12 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	$789,000	$795,552
5.25% Sr. Unsec. Nts., 1/15/25	664,000	697,333
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	758,660
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	405,008
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	364,000	352,273
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	100,450
5.95% Sr. Unsec. Nts., 3/15/46	330,000	442,564
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	483,795
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	392,313
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	360,924
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	402,703
4.90% Sr. Unsec. Nts., 5/15/46	325,000	364,056
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,275,000	1,411,769
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	740,000	769,815
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	342,727
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	671,168
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	607,000	611,940
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	710,597
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	505,000	524,886
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	850,000	833,448
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	464,000	693,176
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	596,000	595,058
		14,409,575

Financials—26.6%
Capital Markets—6.0%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[2]	330,000	333,582
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	423,000	402,331
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[2]	425,000	411,490
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	331,000	335,372
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[2,3]	624,000	621,648
Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	428,866
3.80% Sr. Unsec. Nts., 6/9/23	600,000	612,701
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,4]	1,007,000	1,057,350
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	583,240
3.75% Sr. Unsec. Nts., 2/25/26	440,000	444,901
5.15% Sub. Nts., 5/22/45	650,000	743,098

13 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[2,3]	$841,000	$824,918
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,401,353
5.00% Sub. Nts., 11/24/25	1,414,000	1,532,546
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[2]	915,000	935,588
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	412,000	402,470
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	646,113
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	578,000	573,914
UBS Group Funding Switzerland AG, 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	879,094
		13,170,575

Commercial Banks—13.8%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3]	1,150,000	1,180,661
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	951,000	935,798
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	827,548
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,187,751
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	1,145,000	1,177,565
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	855,000	840,166
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[2]	730,000	768,283
BPCE SA, 4.50% Sub. Nts., 3/15/25[2]	645,000	665,237
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	372,183
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/28[3]	1,000,000	1,002,996
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	484,000	515,031
4.30% Sub. Nts., 11/20/26	445,000	459,215
4.45% Sub. Nts., 9/29/27	419,000	437,489
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	547,000	541,813
2.65% Sr. Unsec. Nts., 5/26/22	232,000	228,024
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[2]	816,000	787,652
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	982,000	963,451
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	1,100,000	1,087,160
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[2]	1,180,000	1,212,563
Deutsche Bank AG (New York NY), 3.30% Sr. Unsec. Nts., 11/16/22	844,000	835,743
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	510,313
First Republic Bank, 4.375% Sub. Nts., 8/1/46	407,000	406,556
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[2]	815,000	821,263
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	550,657
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[2]	787,000	771,157

14 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	$823,000	$823,847
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	1,649,000	1,683,017
3.897% [US0003M+122] Sr. Unsec. Nts., 1/23/49[3]	500,000	502,657
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[3]	379,000	403,151
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	747,957
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[2,3,4]	105,000	124,031
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[3,4,5]	565,000	673,763
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	855,000	839,586
RBS Capital Trust II, 6.425% [US0003M+194.25] Jr. Sub. Perpetual Bonds[3,4]	640,000	806,080
Regions Bank (Birmingham AL):
2.75% Sr. Unsec. Nts., 4/1/21	501,000	500,689
7.50% Sub. Nts., 5/15/18	250,000	253,899
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	492,000	486,507
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	369,874
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	625,000	613,469
US Bancorp:
3.10% Sub. Nts., 4/27/26	530,000	517,409
3.15% Sr. Unsec. Nts., 4/27/27	231,000	226,330
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	773,000	777,350
4.75% Sub. Nts., 12/7/46	608,000	673,176
		30,109,067

Consumer Finance—0.9%
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	579,000	574,433
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	400,000	390,723
Discover Bank, 3.35% Sr. Unsec. Nts., 2/6/23[6]	85,000	85,109
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	462,000	460,495
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[2]	340,000	353,475
		1,864,235

Diversified Financial Services—1.2%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	127,000	126,937
3.80% Sr. Unsec. Nts., 7/15/48[2]	368,000	367,542
Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	550,000	573,007
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	388,912
Voya Financial, Inc.:
4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[2,3]	231,000	228,109
5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	873,000	929,745
		2,614,252

15 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance—2.9%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	$666,000	$706,819
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	826,526
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[2]	246,000	236,805
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	837,000	811,638
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	567,000	565,052
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	441,705
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[3,4]	633,000	652,053
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	756,000	785,611
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	725,000	769,406
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	435,000	469,800
		6,265,415

Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	200,000	200,250
3.60% Sr. Unsec. Nts., 1/15/28	260,000	252,633
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	348,120
Crown Castle International Corp.:
3.40% Sr. Unsec. Nts., 2/15/21	700,000	709,901
3.65% Sr. Unsec. Nts., 9/1/27	720,000	703,317
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	940,000	995,225
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	180,000	181,006
		3,390,452

Thrifts & Mortgage Finance—0.3%
Nationwide Building Society, 4.125% [USISDA05+184.9] Sub. Nts., 10/18/32[3]	672,000	665,180

Health Care—7.4%
Biotechnology—2.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	993,000	1,003,177
4.70% Sr. Unsec. Nts., 5/14/45	301,000	330,954
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	391,817
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	872,000	891,525
5.00% Sr. Unsec. Nts., 8/15/45	226,000	251,710
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	395,000	447,507
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	561,000	553,907
3.20% Sr. Unsec. Nts., 9/23/26	1,216,000	1,167,458
		5,038,055

16 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Health Care Equipment & Supplies—2.3%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	$482,000	$480,832
3.75% Sr. Unsec. Nts., 11/30/26	1,215,000	1,228,096
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	302,000	299,064
3.70% Sr. Unsec. Nts., 6/6/27	1,073,000	1,060,070
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	975,000	990,776
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[2]	39,000	39,098
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	810,000	919,037
		5,016,973

Health Care Providers & Services—1.0%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	1,215,000	1,319,477
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	881,778
		2,201,255

Life Sciences Tools & Services—1.0%
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[2]	940,000	961,150
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	723,000	705,862
4.15% Sr. Unsec. Nts., 2/1/24	551,000	574,642
		2,241,654

Pharmaceuticals—0.8%
Allergan Funding SCS, 3.80% Sr. Unsec. Nts., 3/15/25	1,054,000	1,059,879
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	262,717
Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	363,000	348,593
		1,671,189

Industrials—7.6%
Aerospace & Defense—2.2%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	1,180,000	1,200,085
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	524,000	524,173
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[2]	950,000	938,609
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	507,143
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	353,000	353,064
3.875% Sr. Unsec. Nts., 3/1/25	230,000	235,547
4.30% Sr. Unsec. Nts., 3/1/24	427,000	446,972
United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	75,961
4.50% Sr. Unsec. Nts., 6/1/42	450,000	490,872
		4,772,426

17 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Air Freight & Couriers—0.1%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	$225,000	$305,209

Building Products—0.9%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,113,000	1,087,868
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,017,000	986,101
		2,073,969

Electrical Equipment—0.5%
Hubbell, Inc., 3.50% Sr. Unsec. Nts., 2/15/28	134,000	133,404
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	967,556
		1,100,960

Industrial Conglomerates—1.0%
3M Co., 3.625% Sr. Unsec. Nts., 10/15/47	500,000	499,551
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	832,000	834,243
Roper Technologies, Inc., 3.80% Sr. Unsec. Nts., 12/15/26	919,000	933,741
		2,267,535

Machinery—0.9%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	450,000	506,539
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	832,000	826,397
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	101,000	101,254
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	605,000	581,177
		2,015,367

Road & Rail—1.0%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	366,983
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr.
Unsec. Nts., 11/15/26[2]	1,129,000	1,095,857
Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	600,000	639,228
		2,102,068

Trading Companies & Distributors—1.0%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	365,000	355,395
3.625% Sr. Unsec. Nts., 4/1/27	409,000	400,924
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	839,000	811,966
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	515,000	524,012
		2,092,297

Information Technology—5.9%
Communications Equipment—0.4%
Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	800,000	786,585

Electronic Equipment, Instruments, & Components—0.6%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,075,000	1,068,113

18 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	$148,000	$160,488
		1,228,601

Internet Software & Services—0.4%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	501,188
5.25% Sr. Unsec. Nts., 4/1/25	271,000	288,615
		789,803

IT Services—1.4%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	667,327
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	343,000	343,258
4.75% Sr. Unsec. Nts., 4/15/27	1,099,000	1,152,445
International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	979,923
		3,142,953

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[2]	631,000	633,750

Software—2.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	445,194
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	446,028
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	987,925
Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	500,000	508,244
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	576,150
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	570,000	708,193
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	500,000	490,806
3.90% Sr. Unsec. Nts., 8/21/27	741,000	714,460
		4,877,000

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	775,000	849,533
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	550,000	559,354
		1,408,887

Materials—6.8%
Chemicals—3.1%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	517,000	511,464
4.125% Sr. Unsec. Nts., 3/15/35	296,000	299,229
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[2]	1,402,000	1,450,677
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	427,000	426,434
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	960,750

19 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	$875,000	$886,052
3.75% Sr. Unsec. Nts., 3/15/27	335,000	332,883
4.25% Sr. Unsec. Nts., 1/15/48	385,000	373,352
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	217,941
3.95% Sr. Unsec. Nts., 1/15/26	510,000	523,100
4.00% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	231,112
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	636,804
		6,849,798

Construction Materials—1.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[2]	900,000	915,822
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	352,368
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	771,000	752,131
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	774,000	780,966
		2,801,287

Containers & Packaging—1.2%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	663,600
4.80% Sr. Unsec. Nts., 6/15/44	280,000	306,264
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	224,877
4.50% Sr. Unsec. Nts., 11/1/23	650,000	690,527
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	678,150
		2,563,418

Metals & Mining—0.8%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[2]	356,000	353,286
4.00% Sr. Unsec. Nts., 9/11/27[2]	595,000	589,372
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	309,000	353,033
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	506,870
		1,802,561

Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	836,344

Telecommunication Services—4.5%
Diversified Telecommunication Services—4.3%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[2]	1,039,000	1,033,882
4.35% Sr. Unsec. Nts., 6/15/45	1,355,000	1,252,463
4.90% Sr. Unsec. Nts., 8/14/37	1,004,000	1,020,649

20 OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	$686,000	$1,019,592
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	128,000	130,381
5.213% Sr. Unsec. Nts., 3/8/47	203,000	229,880
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	799,253
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	915,000	993,919
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	601,000	564,043
4.522% Sr. Unsec. Nts., 9/15/48	1,487,000	1,488,650
5.15% Sr. Unsec. Nts., 9/15/23	800,000	879,294
		9,412,006

Wireless Telecommunication Services—0.2%
Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	400,000	409,860

Utilities—6.4%
Electric Utilities—4.8%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	650,721
Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	380,009
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	658,000	648,316
Duke Energy Corp., 3.15% Sr. Unsec. Nts., 8/15/27	712,000	690,023
Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	632,024
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	760,470
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[2]	954,000	954,872
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	389,000	386,719
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[2]	715,000	700,748
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	136,820
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	386,000	408,111
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	338,312
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	382,261
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[2]	84,000	84,630
Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	430,438
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	130,960
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr.
Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,627,189
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	441,000	435,673
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	743,000	761,611
		10,539,907

Gas Utilities—0.3%
Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	555,000	590,529

Independent Power and Renewable Electricity Producers—0.1%
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	180,886

21 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities—1.2%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	$275,000	$300,857
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	210,000	208,536
4.90% Sr. Unsec. Nts., 8/1/41	250,000	281,130
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	362,909
NiSource, Inc.:
3.49% Sr. Unsec. Nts., 5/15/27	1,054,000	1,051,300
6.80% Sr. Unsec. Nts., 1/15/19	62,000	64,569
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	360,931
		2,630,232
Total Corporate Bonds and Notes (Cost $199,492,172)		203,015,243

	Shares
Investment Companies—5.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.26%[7,8]	3,584,341	3,584,341
Oppenheimer Limited-Term Bond Fund, Cl. I7	1,944,286	8,788,172
Total Investment Companies (Cost $12,486,000)		12,372,513
Total Investments, at Value (Cost $212,118,946)	98.5%	215,539,567
Net Other Assets (Liabilities)	1.5	3,189,451
Net Assets	100.0%	$218,729,018

Footnotes to Statement of Investments

1. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,177,073 or 18.83% of the Fund’s net assets at period end.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Restricted security. The aggregate value of restricted securities at period end was $673,763, which represents 0.31% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	2/20/14- 10/24/14	$569,143	$ 673,763	$104,620

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

22 OPPENHEIMER CORPORATE BOND FUND

Footnotes to Statement of Investments (Continued)

	Shares July 31, 2017	Gross Additions	Gross Reductions	Shares January 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,171,368	52,508,050	53,095,077	3,584,341
Oppenheimer Limited-Term Bond Fund, Cl. I	1,917,456	26,830	—	1,944,286

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$3,584,341	$21,799	$—	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	8,788,172	121,934	—	(96,535)
Total	$12,372,513	$143,733	$—	$(96,535)

8. Rate shown is the 7-day yield at period end.

Futures Contracts as of January 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/18	54	USD 8,220	$7,981,875	$(238,463)
United States Treasury Nts., 10 yr.	Sell	3/20/18	541	USD 66,996	65,773,766	1,221,906
United States Treasury Nts., 2 yr.	Buy	3/29/18	49	USD 10,502	10,448,484	(53,561)
United States Treasury Nts., 5 yr.	Sell	3/29/18	29	USD 3,366	3,326,617	39,113
						$968,995

Glossary:

Definitions

ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $199,632,946)	$203,167,054
Affiliated companies (cost $12,486,000)	12,372,513

215,539,567
Cash	592,733
Cash used for collateral on futures	507,499
Receivables and other assets:
Interest and dividends	2,178,780
Shares of beneficial interest sold	651,018
Investments sold on a when-issued or delayed delivery basis	531,023
Variation margin receivable	59,522
Other	25,710

Total assets	220,085,852

Liabilities
Payables and other liabilities:
Investments purchased (including $614,317 purchased on a when-issued or delayed delivery basis)	1,092,107
Shares of beneficial interest redeemed	123,875
Distribution and service plan fees	40,395
Trustees’ compensation	16,403
Variation margin payable	4,594
Dividends	3,899
Shareholder communications	2,410
Other	73,151

Total liabilities	1,356,834

Net Assets	$218,729,018

Composition of Net Assets
Par value of shares of beneficial interest	$20,194
Additional paid-in capital	216,966,038
Accumulated net investment loss	(78,272)
Accumulated net realized loss on investments	(2,568,558)
Net unrealized appreciation on investments	4,389,616

Net Assets	$218,729,018

24 OPPENHEIMER CORPORATE BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $137,731,465 and 12,714,296 shares of beneficial interest outstanding)	$10.83
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,017,828 and 3,142,038 shares of beneficial interest outstanding)	$10.83

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,105,742 and 563,594 shares of beneficial interest outstanding)	$10.83

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,269,665 and 1,685,650 shares of beneficial interest outstanding)	$10.84

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,604,318 and 2,088,049 shares of beneficial interest outstanding)	$10.83

See accompanying Notes to Financial Statements.

25 OPPENHEIMER CORPORATE BOND FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $915)	$3,807,253
Dividends - affiliated companies	143,733

Total investment income	3,950,986

Expenses
Management fees	473,125
Distribution and service plan fees:
Class A	165,088
Class C	169,795
Class R	42,027
Transfer and shareholder servicing agent fees:
Class A	142,748
Class C	36,000
Class I	631
Class R	18,077
Class Y	20,867
Shareholder communications:
Class A	7,903
Class C	2,040
Class I	56
Class R	616
Class Y	570
Custodian fees and expenses	10,727
Trustees’ compensation	9,179
Borrowing fees	3,756
Other	51,452

Total expenses	1,154,657
Less reduction to custodian expenses	(379)
Less waivers and reimbursements of expenses	(30,251)

Net expenses	1,124,027

Net Investment Income	2,826,959

26 OPPENHEIMER CORPORATE BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$488,679
Futures contracts	(600,460)
Swap contracts	67,361

Net realized loss	(44,420)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(2,383,029)
Affiliated companies	(96,535)
Futures contracts	957,420
Swap contracts	(149,670)

Net change in unrealized appreciation/depreciation	(1,671,814)

Net Increase in Net Assets Resulting from Operations	$1,110,725

See accompanying Notes to Financial Statements.

27 OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations
Net investment income	$2,826,959	$4,945,680
Net realized gain (loss)	(44,420)	2,151,387
Net change in unrealized appreciation/depreciation	(1,671,814)	(4,252,008)

Net increase in net assets resulting from operations	1,110,725	2,845,059

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,901,730)	(3,708,902)
Class C	(350,884)	(734,685)
Class I	(68,193)	(18,808)
Class R	(220,666)	(348,759)
Class Y	(303,054)	(390,596)

	(2,844,527)	(5,201,750)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	8,850,664	(7,394,506)
Class C	873,324	(4,261,994)
Class I	3,959,224	2,088,817
Class R	3,097,634	3,686,814
Class Y	5,022,379	6,789,107

	21,803,225	908,238

Net Assets
Total increase (decrease)	20,069,423	(1,448,453)
Beginning of period	198,659,595	200,108,048

End of period (including accumulated net investment loss of $78,272 and $60,704, respectively)	$218,729,018	$198,659,595

See accompanying Notes to Financial Statements.

28 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.92	$11.03	$10.66	$10.90	$10.74	$10.91

Income (loss) from investment operations:
Net investment income[1]	0.15	0.29	0.30	0.33	0.34	0.35
Net realized and unrealized gain (loss)	(0.09)	(0.10)	0.37	(0.24)	0.44	(0.05)

Total from investment operations	0.06	0.19	0.67	0.09	0.78	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.30)	(0.30)	(0.33)	(0.34)	(0.35)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.15)	(0.30)	(0.30)	(0.33)	(0.62)	(0.47)

Net asset value, end of period	$10.83	$10.92	$11.03	$10.66	$10.90	$10.74

Total Return, at Net Asset Value[2]	0.59%	1.82%	6.45%	0.84%	7.56%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,731	$129,985	$139,018	$103,315	$86,231	$65,006

Average net assets (in thousands)	$134,062	$132,043	$125,116	$101,748	$70,792	$70,909

Ratios to average net assets:[3]
Net investment income	2.80%	2.68%	2.83%	3.07%	3.19%	3.17%
Expenses excluding specific expenses listed below	0.99%	1.00%	1.02%	1.01%	1.03%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.99%	1.00%	1.02%	1.01%	1.03%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.97%	1.00%	1.00%	0.99%	1.00%

Portfolio turnover rate	23%	80%	73%	100%	119%	135%

29 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.01%
Year Ended July 31, 2017	1.02%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER CORPORATE BOND FUND

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.91	$11.03	$10.65	$10.89	$10.73	$10.91

Income (loss) from investment operations:
Net investment income[1]	0.11	0.21	0.22	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(0.08)	(0.11)	0.38	(0.24)	0.44	(0.06)

Total from investment operations	0.03	0.10	0.60	0.01	0.70	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.22)	(0.22)	(0.25)	(0.26)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.11)	(0.22)	(0.22)	(0.25)	(0.54)	(0.39)

Net asset value, end of period	$10.83	$10.91	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[2]	0.30%	0.97%	5.76%	0.08%	6.77%	1.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,018	$33,420	$38,261	$27,706	$19,280	$18,060

Average net assets (in thousands)	$33,773	$35,836	$31,800	$24,595	$17,588	$20,527

Ratios to average net assets:[3]
Net investment income	2.04%	1.92%	2.07%	2.32%	2.45%	2.42%
Expenses excluding specific expenses listed below	1.74%	1.75%	1.77%	1.78%	1.81%	1.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.74%	1.75%	1.77%	1.78%	1.81%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.72%	1.75%	1.75%	1.74%	1.75%

Portfolio turnover rate	23%	80%	73%	100%	119%	135%

31 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.76%
Year Ended July 31, 2017	1.77%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER CORPORATE BOND FUND

Class I	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.92	$11.03	$10.65	$10.89	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[2]	0.18	0.35	0.35	0.38	0.39	0.27
Net realized and unrealized gain (loss)	(0.09)	(0.11)	0.38	(0.24)	0.44	(0.28)

Total from investment operations	0.09	0.24	0.73	0.14	0.83	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.35)	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.18)	(0.35)	(0.35)	(0.38)	(0.67)	(0.39)

Net asset value, end of period	$10.83	$10.92	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[3]	0.81%	2.27%	7.03%	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,106	$2,189	$80	$110	$12	$10

Average net assets (in thousands)	$4,193	$563	$110	$105	$11	$10

Ratios to average net assets:[4]
Net investment income	3.22%	3.23%	3.28%	3.52%	3.65%	3.61%
Expenses excluding specific expenses listed below	0.55%	0.56%	0.57%	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.55%	0.56%	0.57%	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.54%	0.55%	0.55%	0.54%	0.55%

Portfolio turnover rate	23%	80%	73%	100%	119%	135%

33 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	0.57%
Year Ended July 31, 2017	0.58%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

34 OPPENHEIMER CORPORATE BOND FUND

Class R	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.93	$11.04	$10.66	$10.90	$10.74	$10.92

Income (loss) from investment operations:
Net investment income[1]	0.14	0.26	0.27	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(0.09)	(0.09)	0.39	(0.24)	0.44	(0.06)

Total from investment operations	0.05	0.17	0.66	0.07	0.76	0.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.28)	(0.28)	(0.31)	(0.32)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.14)	(0.28)	(0.28)	(0.31)	(0.60)	(0.44)

Net asset value, end of period	$10.84	$10.93	$11.04	$10.66	$10.90	$10.74

Total Return, at Net Asset Value[2]	0.47%	1.58%	6.29%	0.59%	7.29%	2.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,270	$15,318	$11,736	$6,189	$4,782	$3,734

Average net assets (in thousands)	$17,016	$13,530	$8,432	$5,572	$4,129	$3,880

Ratios to average net assets:[3]
Net investment income	2.56%	2.45%	2.55%	2.82%	2.94%	2.92%
Expenses excluding specific expenses listed below	1.23%	1.25%	1.27%	1.27%	1.30%	1.30%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.23%	1.25%	1.27%	1.27%	1.30%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.22%	1.25%	1.25%	1.24%	1.25%

Portfolio turnover rate	23%	80%	73%	100%	119%	135%

35 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	1.25%
Year Ended July 31, 2017	1.27%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%

See accompanying Notes to Financial Statements.

36 OPPENHEIMER CORPORATE BOND FUND

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.91	$11.03	$10.65	$10.89	$10.72	$10.91

Income (loss) from investment operations:
Net investment income[1]	0.17	0.32	0.32	0.36	0.36	0.38
Net realized and unrealized gain (loss)	(0.08)	(0.11)	0.39	(0.24)	0.46	(0.07)

Total from investment operations	0.09	0.21	0.71	0.12	0.82	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.33)	(0.33)	(0.36)	(0.37)	(0.38)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.17)	(0.33)	(0.33)	(0.36)	(0.65)	(0.50)

Net asset value, end of period	$10.83	$10.91	$11.03	$10.65	$10.89	$10.72

Total Return, at Net Asset Value[2]	0.81%	1.98%	6.82%	1.09%	7.93%	2.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,604	$17,748	$11,013	$5,413	$2,747	$687

Average net assets (in thousands)	$19,671	$12,709	$6,857	$4,275	$1,285	$1,195

Ratios to average net assets:[3]
Net investment income	3.04%	2.95%	3.04%	3.35%	3.38%	3.45%
Expenses excluding specific expenses listed below	0.74%	0.75%	0.77%	0.77%	1.87%	0.72%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.74%	0.75%	0.77%	0.77%	1.87%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.72%	0.75%	0.75%	0.75%	0.71%

Portfolio turnover rate	23%	80%	73%	100%	119%	135%

37 OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2018	0.76%
Year Ended July 31, 2017	0.77%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%

See accompanying Notes to Financial Statements.

38 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

39 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are

40 OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund utilized $2,161,432 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$2,454,248

At period end, it is estimated that the capital loss carryforwards would be $2,498,668, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$212,177,261
Federal tax cost of other investments	(51,639,018)

Total federal tax cost	$160,538,243

Gross unrealized appreciation	$6,227,627
Gross unrealized depreciation	(1,896,326)

Net unrealized appreciation	$4,331,301

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

41 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes

42 OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$151,811	$—	$151,811
Corporate Bonds and Notes	—	203,015,243	—	203,015,243
Investment Companies	12,372,513	—	—	12,372,513

Total Investments, at Value	12,372,513	203,167,054	—	215,539,567
Other Financial Instruments:
Futures contracts	1,261,019	—	—	1,261,019

Total Assets	$13,633,532	$203,167,054	$—	$216,800,586

43 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Futures contracts	$(292,024)	$—	$—	$(292,024)

Total Liabilities	$(292,024)	$—	$—	$(292,024)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

44 OPPENHEIMER CORPORATE BOND FUND

4. Investments and Risks (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$614,317
Sold securities	531,023

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

45 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

46 OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $68,659,949 and $49,060,394 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared

47 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is

48 OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,289,286 on credit default swaps sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

49 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$59,522*	Variation margin payable	$4,594*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$67,361	$67,361
Interest rate contracts	(600,460)	—	(600,460)

Total	$(600,460)	$67,361	$(533,099)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(149,670)	$(149,670)
Interest rate contracts	957,420	—	957,420

Total	$957,420	$(149,670)	$807,750

*Includes purchased option contracts and purchased swaption contracts, if any.

50 OPPENHEIMER CORPORATE BOND FUND

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	2,106,682	$22,979,701	3,899,900	$42,132,459
Dividends and/or distributions reinvested	172,333	1,879,341	332,862	3,591,997
Redeemed	(1,467,399)	(16,008,378)	(4,928,222)	(53,118,962)

Net increase (decrease)	811,616	$8,850,664	(695,460)	$(7,394,506)

Class C
Sold	483,125	$5,267,783	889,600	$9,612,956
Dividends and/or distributions reinvested	31,824	346,906	66,488	717,008
Redeemed	(434,956)	(4,741,365)	(1,363,212)	(14,591,958)

Net increase (decrease)	79,993	$873,324	(407,124)	$(4,261,994)

Class I
Sold	397,936	$4,339,999	201,133	$2,174,827
Dividends and/or distributions reinvested	6,241	68,022	1,708	18,487
Redeemed	(41,068)	(448,797)	(9,648)	(104,497)

Net increase	363,109	$3,959,224	193,193	$2,088,817

Class R
Sold	418,444	$4,567,446	679,123	$7,327,631
Dividends and/or distributions reinvested	19,938	217,582	31,632	341,444
Redeemed	(154,637)	(1,687,394)	(371,868)	(3,982,261)

Net increase	283,745	$3,097,634	338,887	$3,686,814

Class Y
Sold	891,578	$9,710,780	1,592,243	$17,147,663
Dividends and/or distributions reinvested	27,668	301,511	36,025	388,663
Redeemed	(457,537)	(4,989,912)	(1,000,708)	(10,747,219)

Net increase	461,709	$5,022,379	627,560	$6,789,107

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$68,318,782	$46,283,654

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

51 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

52 OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 31, 2018	$36,363	$247	$2,583	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

53 OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$8,375
Class C	2,118
Class R	1,054
Class Y	1,212

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,492 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

54 OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

55 OPPENHEIMER CORPORATE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers.

The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant March 9, 2018 market indices and to the performance of other retail corporate bond funds. The Board noted that the Fund outperformed its performance category median for the five-year period, though it underperformed for the other periods. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its category median and benchmark in the year-to-date and one-year periods ended June 30, 2017.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail corporate bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its category median and its peer group median, and its total expenses, net of waivers, were higher than its peer group median and its category median. After discussions with the Fund’s Board, the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

56 OPPENHEIMER CORPORATE BOND FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

57 OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58 OPPENHEIMER CORPORATE BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Corporate Bond Fund	8/31/17	99.9%	0.0%	0.1%

59 OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

60 OPPENHEIMER CORPORATE BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

61 OPPENHEIMER CORPORATE BOND FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

62 OPPENHEIMER CORPORATE BOND FUND

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63 OPPENHEIMER CORPORATE BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1225.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018